Intangible Assets	6 Months Ended
Apr. 01, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets Disclosure [Text Block]

Note 4 – Intangible Assets

One of the most significant estimates or judgments that the Company makes is whether to capitalize or expense patent and license costs. The Company makes this judgment based on whether the technology has alternative future uses, in accordance with ASC 730, “Research and Development”. Based on this consideration, the Company capitalizes payments made to legal firms that are engaged in filing and protecting rights to intellectual property and rights for our current products. Patents and patent applications are a key component of intellectual property, especially in the early stage of product development. The legal costs incurred for these patents consist of work designed to protect, preserve, maintain and perhaps extend the lives of the patents. The patent costs are amortized over the expected useful life of 7 years for book purposes and over 15 years for income tax purposes.  As of the April 1, 2012, the total unamortized balance of intangible assets was $50 thousand.

The unamortized balance of intangible assets will be amortized to general and administrative expenses over the next 5 years as follows:

Fiscal Year	Patent Costs (Thousands)
2012	$4
2013	7
2014	7
2015	7
2016	7
Total	$32

 In the periods ending April 1, 2012 and April 3, 2011, respectively, there was $0 amortization expense associated with the intangible assets.